Exhibit 99.1

For more information, contact:

Kathleen Nemeth

Senior Vice President, Investor Relations

Kathleen.Nemeth@omnicell.com

650-435-3318

Omnicell Appoints Baird Radford as Executive Vice President and Chief Financial Officer

Seasoned leader brings more than 30 years of experience driving growth for healthcare and technology companies

FORT WORTH, Texas, -- August 25, 2025—Omnicell, Inc. (Nasdaq: OMCL) (“Omnicell” or the “Company”), a leader in transforming the pharmacy and nursing care delivery model, today announced the appointment of Baird Radford as Executive Vice President and Chief Financial Officer of the Company, effective August 26, 2025. Mr. Radford succeeds Nchacha Etta, who will be stepping down from the role, as announced earlier this year. Mr. Etta will remain with the Company in an advisory role through November 2025 to help ensure a smooth transition of responsibilities.

Mr. Radford is a seasoned finance executive with more than 30 years of experience helping healthcare and technology companies achieve growth. He most recently served as Chief Financial Officer for Allakos Inc., a biotechnology company focused on developing therapeutic antibodies, where he led strategic and operational finance activities and investor relations.

“As we continue our transformation to become a digitally-enabled medication management technology company, Baird’s deep expertise in healthcare and technology growth will be pivotal in aligning our financial strategy with our innovation roadmap, best positioning us to advance the industry-defined vision of the Autonomous Pharmacy. I look forward to working closely with Baird as we continue to strive to deliver value for our stockholders, our employees, our healthcare partners, and their patients.” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “On behalf of myself and the Board of Directors, I would like to thank Nchacha for his invaluable insights and contributions over the past few years and wish him all the best in his future endeavors.”

“Building on my career helping to grow leading healthcare companies, I deeply believe in Omnicell’s mission to be a trusted healthcare partner and the Company’s strategic focus on delivering outcomes-centric solutions designed to enhance experiences for patients and care providers,” said Mr. Radford. “I am honored to join this team of passionate transformers in an effort to leverage my expertise to help drive the Company’s strategy forward.”

Prior to Allakos, Mr. Radford served as Senior Vice President of Finance for Aimmune Therapeutics Inc, which was acquired by Nestle Health Sciences in late 2020, where he led all aspects of strategic and operational finance activities. As Chief Financial Officer for HeartFlow, Inc., an AI health-tech company, Mr. Radford was responsible for finance and investor relations and helped to raise significant capital to fund operations and growth. He has also served in various leadership roles with Intuitive Surgical, Inc., eBay, Inc., and PricewaterhouseCoopers. Mr. Radford holds a Bachelor of Business Administration degree from Ohio University.

About Omnicell

Since 1992, Omnicell has been committed to transforming pharmacy and nursing care through outcomes-centric solutions designed to deliver clinical and business outcomes across all settings of care. Through a comprehensive portfolio of robotics and smart devices, intelligent software workflows, and data and analytics, all optimized by expert services, Omnicell solutions are helping healthcare facilities worldwide to uncover cost savings, improve labor efficiency, establish new revenue streams, enhance supply chain control, support compliance, and move closer to the industry-defined vision of the Autonomous Pharmacy. To learn more, visit omnicell.com.

From time to time, Omnicell may use the Company’s investor relations website and other online social media channels, including its LinkedIn page www.linkedin.com/company/omnicell, and Facebook page www.facebook.com/omnicellinc, to disclose material non-public information and comply with its disclosure obligations under Regulation Fair Disclosure (“Reg FD”).

OMNICELL and the Omnicell logo are registered trademarks of Omnicell, Inc. or one of its subsidiaries. This press release may also include the trademarks and service marks of other companies. Such trademarks and service marks are the marks of their respective owners.

Forward-Looking Statements

To the extent any statements contained in this press release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, statements including the words “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate,” “seek,” “predict,” “project,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control. Such statements include, but are not limited to, Omnicell’s expectations regarding the new chief financial officer appointment and related transition, impact on business strategy, our ability to transform the Company to become a digitally-enabled medication management technology company, enhancing experiences for patients and care providers, our ability to deliver value and statements about Omnicell’s strategy, plans, objectives, promise, purpose and guiding principles, and goals. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) Omnicell’s ability to recruit and retain skilled and motivated personnel, (iii) risks related to Omnicell’s investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis, and its ability to acquire companies, businesses, or technologies and successfully integrate such acquisitions, (iv) Omnicell’s ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (v) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (vi) delays in installations of our medication management solutions or our more complex medication packaging systems, (vii) risks related to failing to maintain expected service levels when providing our SaaS and Expert Services or retaining our SaaS and Expert Services customers, (viii) Omnicell’s ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (ix) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, and (x) other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this press release. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.